Exhibit 1

AMERICAN FINANCIAL GROUP, INC.

3,361,711 Shares

Common Stock

Underwriting Agreement

December 16, 2004

Cantor Fitzgerald & Co.

135 East 57th Street

New York, New York 10022

Ladies and Gentlemen:

American Financial Group, Inc. (the "Company") proposes to issue and sell to Cantor Fitzgerald & Co. (the "Underwriter") an aggregate of 2,000,000 shares of Common Stock, par value $.01 per share (the "Company Shares"), of the Company, and American Premier Underwriters, Inc. (the "Selling Stockholder") proposes to sell to the Underwriter 1,361,711 shares of Common Stock (the "Selling Stockholder Shares") of the Company (the Company Shares and the Selling Stockholder Shares are collectively referred to as the "Shares"). The shares of Common Stock of the Company to be outstanding after giving effect to the sale of the Shares are herein referred to as the "Stock".

The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act") a registration statement on Form S-3 (Registration No. 333-117010), including a prospectus, relating to the offering from time to time of certain securities, including the Shares, and has filed or transmitted for filing to, or shall promptly hereafter file with or transmit to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the sale of the Shares pursuant to Rule 424 under the Securities Act. The registration statement as amended at the time when it became effective, including information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement", and the prospectus in the form first included in the Registration Statement at effectiveness, and as amended or supplemented through the date hereof, is referred to in this Agreement as the "Base Prospectus" and the Base Prospectus together with the Prospectus Supplement used to confirm sales of Shares is referred to in this Agreement as the "Prospectus". Any reference in this Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, as of the effective date of the Registration Statement or the date of the Prospectus, as the case may be and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

Section 1.  Purchase of the Shares. The Company and the Selling Stockholder, jointly and severally, hereby agree with the Underwriter as follows:

(a) The Company agrees to issue and sell the Company Shares and the Selling Stockholder agrees to sell the Selling Stockholder Shares to the Underwriter as hereinafter provided, and the Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company and the Selling Stockholder the Shares at a purchase price per share (the "Purchase Price") of $30.50.

        (b) The Company and the Selling Stockholder understand that the Underwriter intends (i) to make a public offering of the Shares as soon after the parties hereto have executed and delivered this Agreement, as in the judgment of the Underwriter is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

        (c) Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Company and the Selling Stockholder to the Underwriter on December 21, 2004, or at such other time on the same or such other date, not later than the fifth Business Day after the trade date, as the Underwriter and the Company and the Selling Stockholder may agree upon in writing. The time and date of such payment for the Shares is referred to herein as the "Closing Date". As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

Payment for the Shares to be purchased on the Closing Date shall be made against delivery to the Underwriter of the Shares to be purchased on such date registered in such names and in such denominations as the Underwriter shall request in writing not later than two full Business Days prior to the Closing Date with any transfer taxes payable in connection with the transfer to the Underwriter of the Shares duly paid by the Company and the Selling Stockholder. The certificates for the Shares will be made available for inspection by the Underwriter at the office of Cantor Fitzgerald & Co. set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

Section 2. Representations and Warranties of the Company. (i) The Company represents and warrants to the Underwriter that:

        (a) The Company meets the requirements for use of Form S-3 under the Securities Act. No stop order suspending the effectiveness of the Registration Statement has been issued and served on the Company, and no proceedings for that purpose are pending or, to the knowledge of the Company, threatened by the Commission. Copies of the Registration Statement and Prospectus have been made available or delivered to the Underwriter. As of the close of business on December 15, 2004, up to approximately $578,611,500 in value of securities, including Company Shares, of the Company and certain of its subsidiaries and 1,361,711 Selling Stockholder Shares were available for issuance pursuant to the Registration Statement, which permits the sale of Shares in the manner contemplated by this Agreement;

        (b) Each part of the Registration Statement, when such part became or becomes effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission, did or will in all material respects comply with all applicable provisions of the Securities Act and the Exchange Act. Each part of the Registration Statement, when such part became or becomes effective, did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission, did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed. The foregoing representations and warranties in this Section 2(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Underwriter furnished in writing to the Company by the Underwriter specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Prospectus or any other materials, if any, permitted by the Securities Act;

        (c) The documents which are incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and any further documents so filed and incorporated by reference shall, when they became or become effective under the Securities Act or when they were or are filed with the Commission, conform or will conform in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable;

        (d) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Ohio, and has power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified to do business as a foreign corporation and is in good standing (or local law equivalent) in all other jurisdictions in which its ownership or lease of property or the conduct of business, requires such qualification except where such failure to qualify would not, individually or in the aggregate, result in a material adverse effect on the Company or any of its subsidiaries or their respective business, properties, business prospects, condition (financial or otherwise) or results of operations or on the transactions contemplated hereby, or would materially and adversely affect the ability of the Company or the Selling Stockholder to perform its obligations under this Agreement or the Shares (a "Material Adverse Effect");

        (e) Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly incorporated and is an existing corporation in good standing (or local law equivalent) under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and the Prospectus Supplement and is duly qualified to do business as a foreign corporation in good standing (or local law equivalent) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; except as otherwise disclosed in the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or other similar rights of any securityholder of such Subsidiary. The only Subsidiaries of the Company are the subsidiaries listed on Schedule A hereto;

        (f) The financial statements included or incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented, together with the related schedules and notes thereto, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis (except to the extent otherwise noted in such financial statements or the notes thereto) throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus as amended or supplemented present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement;

        (g) The accounting firm that certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus is an independent registered public accounting firm as required by the Securities Act;

        (h) All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Shares to be issued and sold by the Company and the Selling Stockholder pursuant to this Agreement have been duly authorized and upon such issuance will be validly issued, fully paid and nonassessable and are not subject to any preemptive right, resale right, right of first refusal or similar right and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders. The description of the Common Stock in the Prospectus is complete and accurate in all material respects. Except as set forth in the Prospectus, there are no options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible or exchangeable into or exercisable for, or any contracts, commitments, plans or arrangements to issue or sell, any shares of capital stock of the Company, and except with respect to Great American Financial Resources, Inc. and National Interstate Corporation, any shares of capital stock of any Subsidiary or any such warrants, convertible, exercisable or exchangeable securities or obligations. The descriptions of the Company's stock option and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth or incorporated by reference in the Prospectus, accurately present the information required to be shown with respect to such plans, arrangements, options and rights;

        (i) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no Material Adverse Effect, (B) there have been no transactions entered into by either of the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) other than regular quarterly dividends declared and paid consistent with past practice and described in the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

        (j) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, or any of its Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect or which are otherwise material in the context of the sale of the Shares; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated;

        (k) Neither the Company nor any of its Subsidiaries is in violation of its articles of incorporation or code of regulations (or similar corporate documents). Neither the Company nor any of its Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, and the Shares and any other agreement or instrument entered into or issued or to be entered into or issued by the Company and the Selling Stockholder in connection with the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company and the Selling Stockholder with their obligations hereunder and the Shares and such other agreements or instruments have been duly authorized by all necessary corporate action of the Company and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation or code of regulations (or similar corporate documents) of the Company or any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries;

        (l) This Agreement has been duly authorized, executed and delivered by the Company;

        (m) Each subsidiary of the Company which is engaged in the business of insurance or reinsurance (collectively, the "Insurance Subsidiaries") holds such insurance licenses, certificates and permits from governmental authorities (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business (the "Insurance Licenses")) as are necessary to the conduct of its business as described in the Registration Statement; the Company and each Insurance Subsidiary have fulfilled and performed all obligations necessary to maintain the Insurance Licenses; except as disclosed in the Registration Statement, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that could reasonably be expected to result in the revocation, termination or suspension of any Insurance License which would, individually or in the aggregate, have a Material Adverse Effect; and except as disclosed in the Registration Statement, no insurance regulatory agency or body has issued, or, to the knowledge of the Company, commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent;

        (n) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement or for the due execution, delivery or performance of this Agreement by the Company, except such as have been already obtained or as may be required under state securities laws;

        (o) Except as disclosed in the Registration Statement, the Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would, individually or in the aggregate, materially affect the value of such properties and assets, taken as a whole, and except as disclosed in the Registration Statement, the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made of the leased property, taken as a whole, by them;

        (p) The Company and its Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect;

        (q) Except as disclosed in the Registration Statement, neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim;

        (r) The Company is not required, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement will not be required, to register as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act");

        (s) Except as disclosed in the Registration Statement, the Company and the Insurance Subsidiaries have made no material change in their insurance reserving practices since December 31, 2003;

        (t) All reinsurance treaties and arrangements to which any Insurance Subsidiary is a party are in full force and effect and no Insurance Subsidiary is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein except where such violation or default would not, individually or in the aggregate, have a Material Adverse Effect; no Insurance Subsidiary has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty and, the Company and the Insurance Subsidiaries have no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement except to the extent adequately and properly reserved for in the consolidated financial statements of the Company included in the Registration Statement or Prospectus, except where such default or inability to perform would not, individually or in the aggregate, have a Material Adverse Effect;

        (u) The statutory financial statements of the Insurance Subsidiaries, from which certain ratios and other statistical data included or incorporated by reference in the Registration Statement and Prospectus have been derived, have been prepared for each relevant period in conformity with statutory accounting principles or practices required or permitted by the National Association of Insurance Commissioners and by the appropriate Insurance Department of the jurisdiction of domicile of each Insurance Subsidiary, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly in all material respects the statutory financial position of the Insurance Subsidiaries as of the dates thereof, and the statutory basis results of operations of the Insurance Subsidiaries for the periods covered thereby;

        (v) The Company is, and if operated in the manner described in the Prospectus shall remain, an insurance holding company;

        (w) Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

        (x) The Common Stock is an "actively-traded security" excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule;

        (y) The Shares are duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange (the "NYSE") and the Nasdaq National Market ("Nasdaq");

        (z) No labor dispute with the employees of either of the Company or any of its Subsidiaries that might have a Material Adverse Effect exists or, to the knowledge of the Company, is imminent;

        (aa) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any officer, director, employee or agent acting on behalf of the Company or any of its Subsidiaries has at any time (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any contributions to any candidate for political office in accordance with any applicable statute, rule, regulation or ordinance requiring such disclosure, (ii) made any payment to any local, state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which the Company or any Subsidiary sells or from which the Company or any Subsidiary buys products for the purpose of influencing such agent or person to buy products from or sell products to the Company or such Subsidiary, or (iv) except as described in the Prospectus, engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company or such Subsidiary;

        (bb) The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they engage as described in the Prospectus; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it or any Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its proposed business at a cost that would not result in a Material Adverse Effect;

        (cc) Neither the Company nor any of its Subsidiaries is, and if operated in the manner described in the Prospectus, will be a "broker" within the meaning of Section 3(a)(4) of the Exchange Act or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to Section 15(a) of the Exchange Act;

        (dd) The Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

        (ee) The Company has not entered into any other sales agency agreements or other similar arrangements with any agent or other representative in respect of the Shares other than the equity shelf program established by the Equity Distribution Agreement, dated November 17, 2004, among the Company, the Selling Stockholder and UBS Securities LLC;

        (ff) Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (the "Sarbanes-Oxley Act") with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission. For purposes of the preceding sentence, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act;

        (gg) The Company and its consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; (v) material information relating to the Company and its consolidated subsidiaries is promptly made known to the officers responsible for establishing and maintaining the system of internal accounting controls; and (vi) any significant deficiencies or weaknesses in the design or operation of internal accounting controls which could adversely affect the Company's ability to record, process, summarize and report financial data, and any fraud whether or not material that involves management or other employees who have a significant role in internal controls, are adequately and promptly disclosed to the Company's independent auditors and the audit committee of the Company's board of directors;

        (hh) The Company and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and is accumulated and communicated to the Company's management, including its principal executive officer or officers and principal financial officer or officers, as appropriate to allow timely decisions regarding disclosure; and

        (ii) There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an "Off Balance Sheet Transaction") that could reasonably be expected to affect materially the Company's liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission's Statement about Management's Discussion and Analysis of Financial Condition and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Prospectus which have not been described as required.

        (jj) Except as disclosed in the Prospectus, the Company is not aware of any improper business arrangements by anyone at the Company or any of its Subsidiaries (a) with insurance producers in a manner similar to the actions described in the New York Attorney General's complaint against Marsh & McLennan or (b) in connection with Great American's business practices in writing legal malpractice insurance, which is the subject of a subpoena received by Great American from the New York Attorney General.

        (ii) The Company and the Selling Stockholder jointly and severally represent and warrant to the Underwriter that:

        (a) The Selling Stockholder has valid and unencumbered title to the Selling Stockholder Shares to be delivered by the Selling Stockholder hereunder and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Selling Stockholder Shares to be delivered by the Selling Stockholder hereunder; and upon the delivery of and payment for the Selling Stockholder Shares hereunder the Underwriter thereof will acquire valid and unencumbered title to the Selling Stockholder Shares to be delivered by the Selling Stockholder; as of the date hereof, the Selling Stockholder owns 1,361,711 shares of Common Stock of the Company;

        (b) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Selling Stockholder of its obligations hereunder, in connection with the offering, sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement or for the due execution, delivery or performance of this Agreement by the Selling Stockholder, except such as have been already obtained or as may be required under state securities laws;

        (c) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Selling Stockholder, or any of its Subsidiaries or any of their respective properties that, if determined adversely to the Selling Stockholder or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect or which are otherwise material in the context of the sale of the Shares; and no such actions, suits or proceedings are threatened or, to the Selling Stockholder's knowledge, contemplated;

        (d) The execution, delivery and performance of this Agreement, and the Shares and any other agreement or instrument entered into or issued or to be entered into or issued by the Selling Stockholder in connection with the consummation of the transactions contemplated herein and in the Registration Statement (including the sale of the Selling Stockholder Shares and the use of the proceeds from the sale of the Selling Stockholder Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Selling Stockholder with its obligations hereunder and the Selling Stockholder Shares and such other agreements or instruments have been duly authorized by all necessary corporate action of the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation or by-laws (or similar corporate documents) of the Selling Stockholder or any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its Subsidiaries or any of their assets, properties or operations;

        (e) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder;

        (f) Neither the Selling Stockholder nor any affiliate of the Selling Stockholder has taken, nor will the Selling Stockholder or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

        (g) The Selling Stockholder has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

        (h) The Selling Stockholder has not entered into any other sales agency agreements or other similar arrangements with any agent or other representative in respect of the Shares other than the equity shelf program established by the Equity Distribution Agreement dated November 17, 2004, among the Company, the Selling Stockholder and UBS Securities LLC;

        (i) The decision to enter into this Agreement and engage in the transactions contemplated hereby was not prompted by any material non-public information concerning the Company or any of its Subsidiaries in the possession of the Selling Stockholder;

        (j) Each part of the Registration Statement, when such part became or becomes effective, did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission, did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed; provided that the foregoing representations and warranties in this Section 2(ii)(j) relates only to information in the Registration Statement relating to or dealing with the Selling Stockholder.

        Section 3. Agreements of the Company. The Company covenants and agrees with the Underwriter as follows:

        (a) to file the Prospectus with the Commission within the time periods specified by Rule 424(b) and, if applicable, Rule 430A under the Securities Act and to furnish copies of the Prospectus to the Underwriter in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Underwriter may reasonably request;

(b) to deliver, at the expense of the Company, to the Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits and, during the period mentioned in Section 3(e) below, to the Underwriter as many copies of the Prospectus (including all amendments and supplements thereto) as the Underwriter may reasonably request;

(c) before filing any amendment or supplement to the Registration Statement or the Prospectus, to furnish to the Underwriter a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Underwriter reasonably objects;

(d) to advise the Underwriter promptly when any amendment to the Registration Statement has been filed or becomes effective, when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof, of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, of the occurrence of any event, within the period referenced in Section 3(e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and of the receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Shares, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;

(e) if, during such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriter a prospectus relating to the Shares is required by law to be delivered in connection with sales by the Underwriter or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriter and to the dealers (whose names and addresses the Underwriter will furnish to the Company) to which Shares may have been sold by the Underwriter and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

(f) to endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Shares; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction;

(g) to make generally available to its security holders and to the Underwriter as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

(h) during a period of three years from the effective date of the Registration Statement, to furnish to the Underwriter copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or the Nasdaq National Market (the "Nasdaq"); it being understood and agreed that posting such reports on the Commission's Edgar website and/or on the Company's website shall be sufficient;

(i) for a period of 60 days after the date hereof not to (i) offer, pledge, announce the intention to sell, sell, contract to sell any option or contract to purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise without the prior written consent of the Underwriter, other than the Shares to be sold hereunder, any shares of Stock of the Company issued upon the exercise of options granted, grants of additional options under existing employee stock option plans, sales of shares through any dividend reinvestment, stock purchase plan and 401(k) plan of the Company and the issuance of a number of shares of Stock having a fair market value (as defined in the agreement referenced below) of up to $12,300,000 pursuant to that certain Settlement Agreement and Release dated as of February 13, 2003 between parties related to and known as A.P. Green Industries, Inc. and Great American Insurance Company;

(j) to use the net proceeds received by the Company from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

(k) not to (and to cause its Subsidiaries not to) take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in stabilization or manipulation of the Shares;

(l) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses incident to the issuance, execution and delivery of the Shares, incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), incurred in connection with the registration or qualification of the Shares under the laws of such jurisdictions as the Underwriter may designate (including fees of counsel for the Underwriter not to exceed $7,500 when combined with such fees provided in Section 4(e) below and its disbursements), in connection with the listing of the Shares on the NYSE and Nasdaq and any registration thereof under the Exchange Act, related to any filing with, and clearance of the offering by, the NASD (including fees of counsel for the Underwriter and its disbursements), in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and the furnishing to the Underwriter and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, the cost of preparing stock certificates and the cost and charges of any transfer agent and any registrar;

(m) that it consents to the Underwriter trading in the Company's Common Stock for the Underwriter's own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement as set forth in the Prospectus Supplement and otherwise in compliance with all applicable laws, rules and regulations;

(n) not to at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares; and not to invest in futures contracts, options on futures contracts or options on commodities, unless the Company is exempt from the registration requirements of the Commodity Exchange Act, as amended (the "Commodity Act"), or otherwise complies with the Commodity Act. The Company will not engage in any activities bearing on the Commodity Act, unless such activities are exempt from the Commodity Act or otherwise comply with the Commodity Act; and

(o) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares and to advise the Underwriter of any such filing; and to furnish to the Underwriter, at the time of filing thereof, a copy of any document that upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus.

Section 4. Agreements of the Selling Stockholder. The Selling Stockholder covenants and agrees with the Underwriter as follows:

(a) the Selling Stockholder will advise the Underwriter promptly of the happening of any event known to the Selling Stockholder during any period in which a prospectus relating to the Shares is required to be delivered under the Securities Act which, in the reasonable judgment of the Selling Stockholder, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(b) the Selling Stockholder will pay all necessary taxes, if any, on the transfer and sale of the Shares being sold by the Selling Stockholder to the Underwriter;

(c) to endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Shares; provided that the Selling Stockholder shall not be required to file a general consent to service of process in any jurisdiction; and

(d) for a period of 60 days after the date hereof not to (i) offer, pledge, announce the intention to sell, sell, contract to sell any option or contract to purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise without the prior written consent of the Underwriter;

(e) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all the Selling Stockholder's costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses incident to the issuance, execution and delivery of the Shares, incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), incurred in connection with the registration or qualification of the Shares under the laws of such jurisdictions as the Underwriter may designate (including fees of counsel for the Underwriter and its disbursements), in connection with the listing of the Shares on the NYSE and Nasdaq and any registration thereof under the Exchange Act, related to any filing with, and clearance of the offering by, the NASD (including fees of counsel for the Underwriter not to exceed $7,500 when combined with such fees provided in Section 3(l) above and its disbursements), in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and the furnishing to the Underwriter and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, the cost of preparing stock certificates and the cost and charges of any transfer agent and any registrar;

(f) to apply the net proceeds from the sale of the Shares sold by the Selling Stockholder in the manner set forth in the Prospectus;

(g) that it consents to the Underwriter trading in the Company's Common Stock for the Underwriter's own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement as set forth in the Prospectus Supplement and otherwise in compliance with all applicable laws, rules and regulations; and

(h) not to at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares; and not to invest in futures contracts, options on futures contracts or options on commodities, unless the Company is exempt from the registration requirements of the Commodity Act, or otherwise complies with the Commodity Act. The Selling Stockholder will not engage in any activities bearing on the Commodity Act, unless such activities are exempt from the Commodity Act or otherwise comply with the Commodity Act.

Section 5. Conditions of the Underwriter's Obligations. The obligations of the Underwriter hereunder to purchase the Shares on the Closing Date are subject to the performance by the Company and the Selling Stockholder of their obligations hereunder and to the following additional conditions:

(a) (i) No stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings initiated under Section 8(d) or 8(e) of the Securities Act, and no order directed at or in relation to any document incorporated by reference therein and no order preventing or suspending the use of the Prospectus has been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or to the knowledge of the Company, the Selling Stockholder or the Underwriter of the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(b) No material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and no transaction which is material and unfavorable to the Company (other than as referred to in the Registration Statement and Prospectus) shall have been entered into by the Company or any of its Subsidiaries.

(c) The representations and warranties of the Company and the Selling Stockholder contained herein shall be true and correct on and as of the Closing Date, as if made on and as of the Closing Date and the Company and the Selling Stockholder shall have complied with all agreements and all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

(d) The Company shall furnish to the Underwriter an opinion of Keating, Muething and Klekamp, P.L.L., addressed to the Underwriter, and dated as of such date, and in form satisfactory to the Underwriter, stating that:

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio;

(ii) The Company has power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified to do business as a foreign corporation and is in good standing (or the local law equivalent) in all other jurisdictions in which its ownership or lease of property or the conduct of business requires such qualification except where the failure to so qualify will not, individually or in the aggregate, have a Material Adverse Effect;

(iii) Each Subsidiary has been duly incorporated and is an existing corporation in good standing (or local law equivalent) under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation in good standing (or local law equivalent) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or other similar rights of any securityholder of such Subsidiary;

(iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the financial statements, including the schedules and notes thereto, included in the Registration Statement and Prospectus. The Shares and all other shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. The description of the Common Stock in the Prospectus is complete and accurate in all material respects. Except as set forth in the Prospectus, there are no options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible or exchangeable into or exercisable for, or any contracts, commitments, plans or arrangements to issue or sell, any shares of capital stock of the Company, any shares of capital stock of any Subsidiary or any such warrants, convertible, exercisable or exchangeable securities or obligations. The descriptions of the Company's stock option and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth or incorporated by reference in the Prospectus, accurately present the information required to be shown with respect to such plans, arrangements, options and rights;

(v) The Shares have been duly authorized for listing by NYSE and Nasdaq upon official notice of issuance;

(vi) To such counsel's knowledge, except as disclosed in the Registration Statement or the Prospectus, no person or entity has the right to require the registration under the Securities Act of shares of Common Stock or other securities of the Company by reason of the filing or effectiveness of the Registration Statement or the execution of this Agreement;

(vii) To such counsel's knowledge, none of the Subsidiaries is in violation of its articles of incorporation or by-laws (or similar corporate documents);

(viii) All descriptions in the Prospectus and the Prospectus Supplement, as such descriptions have been updated by descriptions in the Prospectus Supplement or incorporated by reference therein, of statutes, regulations or legal or governmental proceedings to the extent that they constitute matters of law or legal conclusions, are accurate in all material respects and present in all material respects the information required to be shown by the Securities Act and the Exchange Act;

(ix) This Agreement has been duly authorized, executed and delivered by the Company;

(x) The Registration Statement has been declared effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission;

(xi) The Registration Statement, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules and notes included therein or omitted therefrom, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder;

(xii) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules and notes included therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

(xiii) To the best of such counsel's knowledge after reasonable investigation, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of its Subsidiaries is a party, or to which the property of either of the Company or any of its Subsidiaries is subject, before or brought by any court or governmental agency or body, domestic or foreign, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations thereunder;

(xiv) The information in the Prospectus, to the extent that it constitutes matters of law, summaries of legal matters, the Company's articles of incorporation and code of regulations or legal proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects;

(xv) All descriptions in the Registration Statement of contracts and other documents to which the Company or its Subsidiaries are a party are accurate in all material respects; to the best of such counsel's knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

(xvi) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the Securities Act and the rules and regulations of the Commission thereunder, which have been obtained, or as may be required under the securities or blue sky laws of the various states as to which such counsel need express no opinion) is necessary or required in connection with the due authorization, execution, delivery or performance of this Agreement by the Company or for the offering, issuance, sale or delivery of the Shares;

(xvii) The execution, delivery and performance of this Agreement, and the Shares and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement and the Shares and such other agreements or instruments do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to such counsel, to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries or the Selling Stockholder is subject (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation or code of regulations (or similar corporate documents) of the Company or any of its Subsidiaries, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or the Selling Stockholder or any of its respective properties, assets or operations;

(xviii) The Company is not required, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be required, to register as an "investment company" under the 1940 Act;

(xix) Neither the Company nor any of its Subsidiaries is, and if operated in the manner described in the Prospectus, will not be a "broker" within the meaning of Section 3(a)(4) of the Exchange Act or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to Section 15(a) of the Exchange Act;

(xx) To the knowledge of such counsel (after reasonable investigation), each Insurance Subsidiary holds such insurance licenses, certificates and permits from governmental authorities (including, without limitation, Insurance Licenses) as are necessary to the conduct of its business as described in the Prospectus; to the knowledge of such counsel, there is no pending or threatened action, suit, proceeding or investigation that could reasonably be expected to result in the revocation, termination or suspension of any Insurance License which would have a Material Adverse Effect; and except as disclosed in the Prospectus, to the knowledge of such counsel (after reasonable investigation), no insurance regulatory agency or body has issued, or commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent;

(xxi) To the knowledge of such counsel (after reasonable investigation), all reinsurance treaties and arrangements to which any Insurance Subsidiary is a party are in full force and effect and such counsel is not aware of any violation of, or default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein by any Insurance Subsidiary.

Such counsel shall also state that nothing has come to its attention that would lead it to believe that the Registration Statement or any amendment thereto, (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which it need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and notes thereto and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions.

(d) The Selling Stockholder shall furnish to the Underwriter an opinion of Keating, Muething and Klekamp, P.L.L. in its capacity as counsel to the Selling Stockholder, addressed to the Underwriter, and dated as of such date, and in form satisfactory to the Underwriter, stating that:

(i) The Selling Stockholder has valid and unencumbered title to the Selling Stockholder Shares to be delivered by the Selling Stockholder hereunder and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Selling Stockholder Shares to be delivered by the Selling Stockholder hereunder; and upon the delivery of and payment for the Selling Stockholder Shares hereunder the Underwriter thereof will acquire valid and unencumbered title to the Selling Stockholder Shares to be delivered by the Selling Stockholder;

(ii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Selling Stockholder of its obligations hereunder, in connection with the offering or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement or for the due execution, delivery or performance of this Agreement by the Selling Stockholder, except such as have been already obtained or as may be required under state securities laws;

(iii) To the best of such counsel's knowledge (after reasonable investigation), except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Selling Stockholder, or any of its Subsidiaries or any of their respective properties that, if determined adversely to the Selling Stockholder or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or which are otherwise material in the context of the sale of the Shares; and no such actions, suits or proceedings are threatened or pending;

(iv) The execution, delivery and performance of this Agreement and the Shares and any other agreement or instrument entered into or issued or to be entered into or issued by the Selling Stockholder in connection with the consummation of the transactions contemplated herein and in the Registration Statement (including the sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company and the Selling Stockholder with their obligations hereunder and the Shares and such other agreements or instruments have been duly authorized by all necessary corporate action of the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation or code of regulations (or similar corporate documents) of the Company or any of its Subsidiaries or the Selling Stockholder or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or the Selling Stockholder or any of their assets, properties or operations;

(v) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder;

(vi) The Registration Statement and the Prospectus include all information regarding the Selling Stockholder required to be included by Item 507 of Regulation S-K under the Securities Act;

(e) On the date hereof and on the Closing Date the Underwriter shall have received from Ernst & Young letters dated the date of delivery thereof and addressed to the Underwriter in form and substance satisfactory to the Underwriter, containing statements and information of the type commonly included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(f) Dated as of the Closing Date the Company shall have delivered to the Underwriter a certificate of two of its executive officers to the effect that (i) the representations and warranties of the Company as set forth in this Agreement are true and correct as of the Closing Date, (ii) the Company has performed such of its obligations under this Agreement as are to be performed at or before each such Closing Date, and (ii) the conditions set forth in paragraphs (a) and (b) of Section 5 have been met.

(g) The Selling Stockholder shall have delivered to the Underwriter a certificate, dated the Closing Date that (i) the representations and warranties of the Selling Stockholder as set forth in this Agreement are true and correct as of the Closing Date and (ii) the Selling Stockholder has performed such of its obligations under this Agreement as are to be performed at or before each such Closing Date.

(h) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Date shall have been made within the applicable time period prescribed for such filing by Rule 424.

(i) The Shares shall have been approved for listing on the NYSE and the Nasdaq, subject only to notice of issuance at or prior to the Closing Date.

Section 6. Indemnification.

(a) The Company agrees to indemnify and hold harmless the Underwriter, each affiliate of the Underwriter which assists the Underwriter in the distribution of the Shares and each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.

(b) The Selling Stockholder agrees to indemnify and hold harmless the Underwriter, each affiliate of the Underwriter which assists the Underwriter in the distribution of the Shares and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Underwriter furnished to the Selling Stockholder or the Company in writing by the Underwriter expressly for use therein.

(c) The Underwriter agrees to indemnify and hold harmless the Company and the Selling Stockholder, the Company's respective directors and officers who sign the Registration Statement and each person who controls the Company or the Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Selling Stockholder to the Underwriter, but only with reference to information relating to the Underwriter furnished to the Company and the Selling Stockholder in writing by the Underwriter expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

(d) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriter, each affiliate of the Underwriter which assists the Underwriter in the distribution of the Shares and such control persons of the Underwriter shall be designated in writing by Cantor Fitzgerald & Co. and any such separate firm for the Company, its directors, its officers who sign the Registration Statement, and such control persons of the Company shall be designated in writing by the Company and any such firm for the Selling Stockholder and the control persons of the Selling Stockholder shall be designated in writing by the Selling Stockholder. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

(e) If the indemnification provided for in the first, second, third or fourth paragraphs of this Section 6 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriter on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriter on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriter on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder and the total underwriting discounts and the commissions received by the Underwriter, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholder on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholder or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f) Each of the Company, the Selling Stockholder and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(f) , in no event shall the Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(g) The indemnity and contribution agreements contained in this Section and the representations and warranties of the Company and the Selling Stockholder set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter or by or on behalf of the Company and the Selling Stockholder, their officers or directors or any other person controlling the Company or the Selling Stockholder and (iii) acceptance of and payment for any of the Shares.

Section 7. Termination. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Underwriter, by notice given to the Company and the Selling Stockholder, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange or the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade, or the Nasdaq National Market, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriter, is material and adverse and which, in the judgment of the Underwriter, makes it impracticable to market the Shares being delivered at the Closing Date on the terms and in the manner contemplated in the Prospectus or (v) there shall be any failure or refusal on the part of the Company or the Selling Stockholder to comply with the terms or fulfill any of the conditions of this Agreement.

Section 8. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

Section 9. Reimbursement of Underwriter's Expenses. If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement,or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriter's obligations cannot be fulfilled, the Company agrees to reimburse the Underwriter for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

Section 10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Company, the Selling Stockholder, the Underwriter, each affiliate of the Underwriter which assists the Underwriter in the distribution of the Shares, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

Section 11. Notices, etc. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be given to Cantor Fitzgerald & Co., 135 East 57th Street, New York, New York 10022 (telefax: 212-829-4972); Attention: Syndicate Department with a copy to General Counsel. Notices to the Company shall be given to it at One East Fourth Street, Cincinnati, Ohio 45202, Attention: Keith A. Jensen, Senior Vice President (telefax: 513-369-5750); and notices to the Selling Stockholder shall be given to it at One East Fourth Street, Cincinnati, Ohio 45202, Attention: James C. Kennedy, Vice President, Deputy General Counsel and Secretary (telefax: 513-579-0108). Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address you such propose.

Section 12. Submission to Jurisdiction. Except as set forth below, no legal suit, action or proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Selling Stockholder each consents to the non-exclusive jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Stockholder each hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriter or any indemnified party. The Underwriter, the Company and the Selling Stockholder (in the case of the Company and the Selling Stockholder on their behalf and, to the extent permitted by applicable law, on behalf of their stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Stockholder each agrees that a final, non-appealable judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and the Selling Stockholder and may be enforced in any other courts in the jurisdiction of which the Company or the Selling Stockholder is or may be subject, by suit upon such judgment.

If the foregoing is in accordance with your understanding, please sign and return six counterparts hereof.

Very truly yours,

AMERICAN FINANCIAL GROUP, INC.

By: /s/ James C. Kennedy

Name: James C. Kennedy

Title: Vice President

AMERICAN PREMIER UNDERWRITERS, INC.

By: /s/ James C. Kennedy

Name: James C. Kennedy

Title: Vice President

Accepted:

CANTOR FITZGERALD & CO.

By: ___/s/ Philip Marber_________________________

Name: Philip Marber

Title: President - ITD

SCHEDULE A

List of Subsidiaries

All corporations are subsidiaries of AFG and, if indented, subsidiaries of the company under which they are listed.
American Money Management Corporation
APU Holding Company
American Premier Underwriters, Inc.
Premier Lease & Loan Services Insurance Agency, Inc.
Premier Lease & Loan Services of Canada, Inc.
Republic Indemnity Company of America
Republic Indemnity Company of California
Great American Holding, Inc.
Great American Security Insurance Company
Great American Spirit Insurance Company
Great American Insurance Company
American Empire Surplus Lines Insurance Company
American Empire Insurance Company
Brothers Property Corporation
GAI Warranty Company
GAI Warranty Company of Florida
Great American Alliance Insurance Company
Great American Assurance Company
Great American Custom Insurance Services, Inc.
Professional Risk Brokers, Inc.
Great American E&S Insurance Company
Great American Fidelity Insurance Company
Great American Financial Resources, Inc.
AAG Holding Company, Inc.
American Annuity Group Capital Trust II
Great American Life Insurance Company
Annuity Investors Life Insurance Company
Loyal American Life Insurance Company
Manhattan National Life Insurance Company
United Teacher Associates Insurance Company
Great American Life Assurance Company of Puerto Rico, Inc.
Great American Insurance Company of New York
Great American Management Services, Inc.
Great American Protection Insurance Company
National Interstate Corporation
National Interstate Insurance Company
National Interstate Insurance Company of Hawaii, Inc.
Worldwide Insurance Company
Mid-Continent Casualty Company
Mid-Continent Insurance Company
Oklahoma Surety Company